November 21, 2025

STERLING CAPITAL FUNDS

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

SUPPLEMENT DATED NOVEMBER 21, 2025

TO EACH OF THE

CLASS A AND CLASS C SHARES PROSPECTUS, INSTITUTIONAL AND CLASS R6 SHARES

PROSPECTUS, SUMMARY PROSPECTUSES AnD STATEMENT OF ADDITIONAL INFORMATION

each DATED FEBRUARY 1, 2025, AS MAY BE supplemeNted FROM TIME TO TIME

At a meeting held on November 19, 2025, the Board of Trustees (the “Board”) of Sterling Capital Funds (the “Trust”), after careful consideration and upon the recommendation of Sterling Capital Management LLC, the investment adviser to the Trust (the “Adviser”), approved the conversion (the “Reorganization”) of each of the Sterling Capital Short Duration Bond Fund and Sterling Capital Ultra Short Bond Fund (each a “Mutual Fund,” and collectively, the “Mutual Funds”) into the Sterling Capital Short Duration Bond ETF and Sterling Capital Ultra Short Bond ETF, respectively (each a “Survivor Fund,” and collectively, the “Survivor Funds”), which are new series of the Trust that will operate as exchange-traded funds (“ETFs”). Each Reorganization is expected to occur by 9:00 A.M. Eastern Standard Time on or about March 30, 2026 (the “Closing Date”). The Survivor Funds will not commence operations before the completion of the Reorganizations and do not have existing shareholders. Shareholders of the Mutual Funds are not required to approve the Reorganizations, and shareholders will not be asked to vote on the Reorganizations.

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Mutual Funds, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of shareholders of the Mutual Funds will not be diluted as a result of the Reorganizations. Each Survivor Fund will have the same investment objective and substantially similar principal investment strategies as those of its corresponding Mutual Fund, and the investment adviser and portfolio management team for each Survivor Fund are expected to be the same as those of the corresponding Mutual Fund. The total annual fund operating expenses of each Survivor Fund are expected to be the same or lower than those of each class of the corresponding Mutual Fund.

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Mutual Funds or Survivor Funds as a direct result of the Reorganizations. However, Mutual Fund shareholders may recognize a gain or loss upon receipt of cash in redemption of fractional shares of the Mutual Funds, which will occur prior to the Closing Date. In addition, shareholders whose Mutual Fund shares are not held in a brokerage account, or are held through a brokerage account that cannot accept shares of the Survivor Funds on the Closing Date, may recognize a gain or loss if their Mutual Fund shares are either liquidated or redeemed for cash, or transferred by their fiduciary intermediary to a different investment option.

At the Closing Date, Mutual Fund shareholders will receive shares of the corresponding Survivor Fund with an aggregate net asset value (“NAV”) equal to the NAV of the Mutual Fund shares they held immediately prior to the Reorganization. After distributing these shares, each Mutual Fund will cease operations and terminate as a series of the Trust. Shareholders may redeem their Mutual Fund shares at any time prior to the Closing Date, as set forth in the Mutual Funds’ prospectuses. However, no redemptions will be permitted after March 26, 2026. Such redemptions may be taxable transactions.

Completion of each Reorganization is subject to a number of conditions. Shareholders of each Mutual Fund will be mailed mid-February 2026, a prospectus/information statement describing in detail the Reorganization, the corresponding Survivor Fund, and a summary of the Board’s considerations in approving the Reorganization. Before the Closing Date, each class of shares of a Mutual Fund, other than Institutional Class Shares, will be consolidated into Institutional Class Shares (the “Share Class Consolidation”). The Share Class Consolidation will be effected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge. The Share Class Consolidation is intended to move shareholders into a single share class of the Survivor Fund that most closely resembles the corresponding Mutual Fund’s Institutional Class Shares.

After the Share Class Consolidation, any fractional shares held by shareholders will be redeemed, and the Mutual Funds will distribute the redemption proceeds attributable to the redemption of fractional shares to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In order to receive shares of a Survivor Fund as part of the Reorganization, Mutual Fund shareholders must hold their shares of through a brokerage account that can accept shares of an ETF. If shareholders do not hold their shares of a Mutual Fund through that type of brokerage account, their Mutual Fund shares will be liquidated or redeemed for cash with the proceeds sent to the shareholder if not moved to an appropriate brokerage account. For shareholders that do not currently hold their shares of a Mutual Fund through a brokerage account that can hold shares of an ETF, information will be provided regarding additional actions that those shareholders must take in order to receive shares of an ETF as part of the Reorganization. No further action is required for shareholders that hold shares of a Mutual Fund through a brokerage account that can hold shares of an ETF.

Because the Survivor Funds are ETFs, their shares trade differently than Mutual Fund shares. Unlike the Mutual Funds, individual shares of the Survivor Funds are not purchased or redeemed directly with the Survivor Funds at NAV. Rather, shareholders will buy and sell shares of the Survivor Funds only in secondary market transactions on a stock exchange. Shares will trade at market prices, which may be greater than, equal to, or less than NAV. In addition, unlike shares of the Mutual Funds, which can only be purchased or redeemed at the next determined NAV, Survivor Fund shares can be purchased and sold throughout the trading day like shares of publicly traded companies, which gives shareholders the flexibility to enter into or exit out of their investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE